The Emerging Markets
                                 Income Fund Inc

                                                                  March 19, 2002

Dear Shareholders:

We are pleased to provide the semi-annual report for The Emerging Markets Income Fund Inc (the "Fund") for the period ended February 28, 2002. In this report we summarize the period's prevailing economic and market conditions and outline the investment strategy of Salomon Brothers Asset Management Inc ("SBAM"), the Fund's investment manager. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

During the six months ended February 28, 2002, the net asset value ("NAV")1 of the Fund increased from $12.91 per share at August 31, 2001 to $13.93 per share at February 28, 2002. Dividends of $0.825 per share from net investment income were paid during the period. Assuming reinvestment of these dividends in additional shares of the Fund, the total return for the six months ended February 28, 2002 based on NAV was 15.22%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")2, a standard measure of return for emerging-markets debt, returned 1.68% for the same time period.

EMERGING MARKET DEBT 3

Developments in Argentina set the tone for emerging markets during the Fund's semi-annual period. Argentina, the worst performer in the EMBI+, returned negative 55.61%. Most notable was the reduction of the country's weighting in the Index. In January 2001, Argentina's weighting stood at 22%, the largest in the EMBI+. At the end of February 2002, it stood at 2.54%. Nonetheless, in what can only be described as a difficult period for the global financial markets, 15 out of the EMBI+'s 18 countries outperformed the Index's return for the period.

During the Fund's semi-annual period, the U.S. Federal Reserve Board ("Fed") continued easing (i.e., reducing) short-term interest rates from 3.00% to 1.75%, where they remained at the end of February 2002. The combination of a weak economy, uncertainty about downside risks, and low and

----------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the results (total net assets) by the total number of Fund's shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.
2 The EMBI+ is a total-return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. An investor cannot invest directly in an index.
3 Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

falling inflation drove the Fed's rate cuts. At their meeting on January 30, 2002, the federal policymakers left the benchmark U.S. interest rate unchanged for the first time in a year, citing signs that the economy was beginning to recover from recession. The overnight target rate remains at 1.75%, a 40-year low.

Oil prices, an important driver of value in several emerging markets, experienced considerable price volatility during the period. A number of factors contributed to this volatility, including a global oversupply of oil, a slump in the aviation industry and a slowing U.S. economy. Oil prices traded in a wide range during the period, from $27.20 to $19.44 per barrel, as investors focused on the declining demand for oil. Prices closed the period at $21.74 per barrel. In December, the Organization of the Petroleum Exporting Countries' ("OPEC")4 11-member cartel decided to cut production by 1.5 million barrels per day for six months starting January 1, 2002. The move follows an unprecedented agreement by five non-OPEC members, including Russia, Mexico and Norway, who participated in the cut.

Return volatility 5 for emerging market debt remained below historical levels. The volatility for the 12 months ended February 28, 2002 was 14.19%. This level gradually increased throughout 2001 as the Turkish banking crisis, the September 11th terrorist attacks and the demise of the Argentine economy all added to the uncertainty in emerging markets. SBAM believes the market's ability to view problems on a country-by-country basis and not extrapolate isolated problems into broader market risks is a positive development illustrating a maturity of the asset class.

LATIN AMERICA

Latin American debt returned negative 6.63% for the period as measured by the EMBI+, and was unquestionably affected by the deteriorating situation in Argentina. Most notable in this region was the divergence of Brazil from Argentina, as Brazilian debt returned an impressive 15.72% (as measured by the EMBI+) for the period despite Argentina's financial woes.

BRAZILIAN DEBT returned 15.72% for the period as measured by the EMBI+. The breakaway from Argentine contagion and return to positive performance was, in our opinion, the most convincing change in the Latin American sector over the past six months. The events in November and December showed that the historically close relationship between Brazilian and Argentine securities may have changed. This year is an election year in Brazil and SBAM believes that will cause some near-term volatility in its markets. However, SBAM believes that Brazil is well-positioned to withstand this volatility. The Fund maintained its slight overweight in Brazilian securities relative to the benchmark for the period.

MEXICAN DEBT returned 9.34% for the period as measured by the EMBI+. Mexican debt benefited as some investors sought to reduce risk in their portfolios by selling volatile Argentine debt in exchange for more stable Mexican debt. Subdued economic activity combined with currency strength may put a cap on inflation pressures, suggesting market interest rates could decline further


---------------
4 OPEC is an international organization of 11 developing countries, each of which is heavily reliant on oil revenues as its main source of income. Membership is open to any country that is a substantial net exporter of oil and which shares the ideals of the organization. The current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.
5 Return volatility is the standard deviation of monthly returns over the period being measured.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

from current levels in 2002. More recently, in February, the market reacted favorably to the anticipated Standard & Poor's Ratings Service investment-grade upgrade and Mexican bonds rallied as sovereign spreads contracted. The Fund has maintained its exposure to Mexican debt since SBAM believes Mexico is one of the most economically stable countries in the emerging markets.

ARGENTINE DEBT returned negative 55.61% for the period as measured by the EMBI+. This was the worst performance in the Index and was the driving contributor of poor performance in the Latin American region for the period. The country continues to be mired in a four-year recession made worse by recent political turmoil. Argentina announced a debt moratorium (default) on all external debt obligations in December. President De la Rua resigned after last-minute attempts to form a coalition government with the opposition Peronist Party failed. De la Rua was in the second year of his four-year term. Recently, the Argentine government announced a series of measures to strengthen its embattled economy and move closer to an agreement with the International Monetary Fund ("IMF")6. However, much uncertainty remains over how the situation in Argentina will play out in 2002. The country's ability to reach political consensus on a fiscal program will likely shape the near-term direction of the economy. The Fund remains underweight Argentine debt relative to the EMBI+ and SBAM continues to monitor developments in Argentina very closely.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American debt, which represents 40% of the EMBI+'s market capitalization, largely outperformed the Latin American debt for the period, returning 20.55%.

RUSSIAN DEBT, the best performer for the period, returned 30.23% as measured by the EMBI+. The Russian economy continues to benefit from high domestic consumption, abundant foreign reserves and limited external financing requirements. These improving credit fundamentals have not gone unnoticed, as Moody's Investors Service recently revised upward its foreign-currency bond rating two notches from B2 to Ba3, citing an improved capacity on the part of Russia to service its debt. Positive comments by the government on debt reduction and the elimination of the 2003 debt hump added momentum to a supportive technical picture. The Fund remained overweight Russian debt for the period, as it positively contributed to portfolio performance.

TURKISH DEBT returned 23.01% for the period as measured by the EMBI+. Following the September terrorist attacks on the U.S., market sentiment improved toward Turkey due to the country's strategic importance combined with its improved relations with the IMF. During the period, the IMF affirmed its commitment, granting Turkey an $11.4 billion injection to restore confidence in the banking sector. The Fund had a slight overweight position in Turkish sovereign debt, which positively contributed to the Fund's performance.

OUTLOOK

Emerging market debt returned 1.68% for the period, as measured by the EMBI+. At the beginning of the Fund's semi-annual period, emerging debt markets generally came under pressure from the developed world's economic slowdown, poor equity market performance, the terrorist attacks on the


----------------
6 The IMF is an international organization of 183 member countries established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

U.S. and Argentina's financial woes. However, we believe positive technicals and declining risk aversion have been driving market performance more than fundamentals since November. In SBAM's view, the recent rally in the global equity markets thus far in 2002 bodes well for the emerging debt markets. The EMBI+ (ex-Argentina) returned 14.63% for the period, relatively strong performance for such volatile financial markets. EMBI+ sovereign spreads 7 over U.S. Treasury securities closed the period at 644 basis points 8. For the remainder of 2002, we think the prospect of U.S. recovery may be supportive for Asia and Latin America. SBAM continues to remain invested in a diversified portfolio of emerging-markets debt securities.

ANNUAL SHAREHOLDER AND SPECIAL MEETINGS

The Fund held its annual shareholders meeting on December 13, 2001 and a special meeting on February 1, 2002. At the meeting on December 13, 2001, shareholders elected Stephen J. Treadway to the Fund's Board of Directors. At the special meeting on February 1, 2002, shareholders approved a new management agreement between the Fund and SBAM and the retention by, and reimbursement to, SBAM of its costs incurred in connection with services rendered to the Fund. The following table provides information concerning the matters voted on at the meetings:

DECEMBER 13, 2001

Election of a Director.

            NOMINEE                  VOTES FOR            VOTES WITHHELD         VOTES AGAINST
            -------                  ---------            --------------         -------------
            Stephen J. Treadway      3,806,736                   0                  51,715

FEBRUARY 1, 2002

1. Approval of new management agreement between the Fund and SBAM.

            VOTES FOR                 VOTES WITHHELD         VOTES AGAINST
            ---------                 --------------         -------------
            3,772,248                     65,754                 51,910

2. Approval of the rentention by, and reimbursement to, SBAM of its cost incurred in connection with services rendered to the Fund.

            VOTES FOR                 VOTES WITHHELD         VOTES AGAINST
            ---------                 --------------         -------------
            3,749,553                     82,982                 57,377

------------------
7 Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
8 A basis point is 0.01%, or one one-hundredth of a percent.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

In a continuing effort to provide timely information concerning the Fund, stockholders may call 888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. (EST), for the Fund's current NAV, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Fund stock account, please call American Stock Transfer & Trust Company at 800-937-5449 (718-921-5200 if calling from within New York City).

We appreciate your confidence and look forward to serving you in future years.

Sincerely,


/s/ Heath B. McLendon                   /s/ Stephen J. Treadway

Heath B. McLendon                       Stephen J. Treadway
Co-Chairman of the Board                Co-Chairman of the Board



/s/ Peter J. Wilby                      /s/ James E. Craige

Peter J. Wilby                          James E. Craige
Executive Vice President                Executive Vice President


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of February 28, 2002 and is subject to change.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Statement of Investments (unaudited)
February 28, 2002

      FACE                                                                                          MARKET
    AMOUNT (a)    Bonds -- 92.2%                                                                    VALUE
--------------------------------------------------------------------------------------------------------------
                  ARGENTINA -- 3.2%
                  Republic of Argentina:
     5,323,000      due 4/10/05 (b) .......................................................       $ 1,729,975
ARS    200,000      8.750% due 7/10/02 (b) ................................................            18,000
ARS    130,000      11.750% due 2/12/07 (b) ...............................................            11,700
ARS         50      10.000% due 9/19/08 (b)................................................                16
     1,000,000      Zero Coupon Bond, due 10/15/03 ........................................           545,000
                                                                                                  -----------
                                                                                                    2,304,691
                                                                                                  -----------
                  BRAZIL -- 24.5%
                  Federal Republic of Brazil:
     1,850,000      9.625% due 7/15/05 ....................................................         1,832,888
        27,000      12.250% due 3/6/30 ....................................................            24,678
    17,732,304      C Bond, 8.000% due 4/15/14 ............................................        14,429,662
     1,852,941      NMB, Series L, 3.250% due 4/15/09* ....................................         1,555,312
                                                                                                  -----------
                                                                                                   17,842,540
                                                                                                  -----------
                  BULGARIA -- 4.8%
                  Republic of Bulgaria:
     3,450,000      DISC, Series A, 2.8125% due 7/28/24* ..................................         3,072,656
       495,880      IAB, 2.8125% due 7/28/11* .............................................           436,065
                                                                                                  -----------
                                                                                                    3,508,721
                                                                                                  -----------
                  COLOMBIA -- 2.4%
                  Republic of Colombia:
     1,750,000      11.750% due 2/25/20 ...................................................         1,702,312
       100,000      8.375% due 2/15/27 ....................................................            69,250
                                                                                                  -----------
                                                                                                    1,771,562
                                                                                                  -----------
                  COSTA RICA -- 0.6%
       350,000    Republic of Costa Rica, 9.995% due 8/1/20# ..............................           399,875
                                                                                                  -----------

                  ECUADOR -- 5.1%
                  Republic of Ecuador:
       900,000      12.000% due 11/15/12 ..................................................           709,875
       726,000      5.000% due 8/15/30*,# .................................................           377,157
     5,087,000      5.000% due 8/15/30* ...................................................         2,642,697
                                                                                                  -----------
                                                                                                    3,729,729
                                                                                                  -----------
                  INDONESIA -- 0.4%
     1,500,000    Tjiwi Kimia International Finance Company B.V.,
                    10.000% due 8/1/04(c)(d)...............................................           266,250
                                                                                                  -----------


                              See accompanying notes to financial statements.

PAGE 6

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

February 28, 2002


      FACE                                                                                          MARKET
    AMOUNT (a)    Bonds -- 92.2% (continued)                                                        VALUE
--------------------------------------------------------------------------------------------------------------
                  IVORY COAST -- 1.0%
                  Republic of Ivory Coast:
       375,000      due 3/29/18(c)(d) .....................................................       $    73,125
     2,107,000      FLIRB, due 3/29/18(c)(d) ..............................................           410,865
       909,150      PDI Bond, due 3/29/18(c)(d) ...........................................           209,105
                                                                                                  -----------
                                                                                                      693,095
                                                                                                  -----------
                  JAMAICA -- 1.0%
                  Government of Jamaica:
       350,000      10.875% due 6/10/05 ...................................................           365,750
       350,000      12.750% due 9/1/07# ...................................................           389,375
                                                                                                  -----------
                                                                                                      755,125
                                                                                                  -----------
                  MEXICO -- 9.7%
                  PEMEX, Project Funding Master Trust:
     1,500,000      9.125% due 10/13/10 ...................................................         1,659,375
     1,750,000      8.000% due 11/15/11 ...................................................         1,811,250
                  United Mexican States:
       700,000      11.375% due 9/15/16 ...................................................           906,850
     2,000,000      11.500% due 5/15/26 ...................................................         2,664,000
                                                                                                  -----------
                                                                                                    7,041,475
                                                                                                  -----------
                  PANAMA -- 1.9%
                  Republic of Panama:
       100,000      9.625% due 2/8/11 .....................................................           106,875
     1,388,880      IRB, 4.750% due 7/17/14* ..............................................         1,287,318
                                                                                                  -----------
                                                                                                    1,394,193
                                                                                                  -----------
                  PERU -- 4.7%
     4,250,000    Republic of Peru, PDI Bond, 4.500% due 3/7/17* ..........................         3,402,656
                                                                                                   -----------

                  PHILIPPINES -- 4.1%
                  Republic of the Philippines:
     1,925,000      9.875% due 1/15/19 ....................................................         1,969,516
     1,000,000      FRN, 4.945% due 6/18/04* ..............................................         1,010,000
                                                                                                  -----------
                                                                                                    2,979,516
                                                                                                  -----------
                  RUSSIA -- 21.0%
                  Russian Government:
     1,200,000      10.000% due 6/26/07 ...................................................         1,273,500
        75,000      8.250% due 3/31/10 ....................................................            71,625
     1,842,360      8.250% due 3/31/10# ...................................................         1,759,454
       550,000      11.000% due 7/24/18 ...................................................           586,437
    17,000,000      5.000% due 3/31/30* ...................................................        11,246,350
       569,500      5.000% due 3/31/30*,# .................................................           376,753
                                                                                                  -----------
                                                                                                   15,314,119
                                                                                                  -----------

                                 See accompanying notes to financial statements.
                                                                                                       PAGE 7

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

February 28, 2002

      FACE                                                                                          MARKET
    AMOUNT (a)    Bonds -- 92.2% (concluded)                                                        VALUE
--------------------------------------------------------------------------------------------------------------
                  TURKEY -- 4.9%
                  Republic of Turkey:
       310,000      12.375% due 6/15/09 ...................................................       $   325,515
     1,500,000      11.750% due 6/15/10 ...................................................         1,525,050
       700,000      11.500% due 1/23/12 ...................................................           703,675
     1,040,000      11.875% due 1/15/30 ...................................................         1,045,096
                                                                                                  -----------
                                                                                                    3,599,336
                                                                                                  -----------
                  URUGUAY -- 0.7%
       526,315    Republic of Uruguay, DCB, Series B, 2.875% due 2/18/07* .................           484,210
                                                                                                  -----------

                  VENEZUELA -- 2.2%
     1,900,000    Republic of Venezuela, 13.625% due 8/15/18 ..............................         1,626,875
                                                                                                  -----------
                  TOTAL BONDS (cost -- $65,736,708)........................................        67,113,968
                                                                                                  -----------


                  Loan Participations+ -- 5.0%
--------------------------------------------------------------------------------------------------------------
                  The People's Democratic Republic of Algeria:
        14,161      Tranche 1, 4.3125% due 9/4/06* (J.P. Morgan Chase & Co.) ..............            13,099
       527,500      Tranche 3, 4.3125% due 3/4/10* (J.P. Morgan Chase & Co.) ..............           464,200
     3,433,067    Kingdom of Morocco, Tranche A, 2.78125% due 1/1/09*
                    (Credit Suisse First Boston Inc., Morgan Stanley Dean Witter & Co.) ...         3,177,819
                                                                                                  -----------
                  TOTAL LOAN PARTICIPATIONS (cost -- $3,423,726)...........................         3,655,118
                                                                                                  -----------


                  Purchase Put Options (d) -- 0.1%
--------------------------------------------------------------------------------------------------------------
     3,999,940    Venezuela DCB, 2.875% due 12/18/2007, Put @ 77.625,
                    Expire 3/15/02.........................................................            37,199
COP  1,000,000    Colombian Peso, Put @ 2,280, Expire 4/23/02 .............................            25,512
                                                                                                  -----------
                  TOTAL PURCHASE PUT OPTIONS (cost -- $103,999)............................            62,711
                                                                                                  -----------

     SHARES       Rights (d) -- 0.0%
--------------------------------------------------------------------------------------------------------------
         1,000    United Mexican States Rights, Expire 6/3/03 (Cost -- $0) ................                 2
                                                                                                  -----------

    WARRANTS      Warrants (d) -- 0.0%
--------------------------------------------------------------------------------------------------------------
           500    Asia Pulp and Papers Warrants, Expire 3/15/05# (Cost -- $0) .............                 0
                                                                                                  -----------


                               See accompanying notes to financial statements.

PAGE 8

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Statement of Investments (unaudited) (concluded)
February 28, 2002


    PRINCIPAL
     AMOUNT       Repurchase Agreements -- 2.7%
-------------------------------------------------------------------------------------------------------------
     1,000,000    Greenwich Capital Markets, Inc., 1.850% due 3/1/02;
                    Proceeds at maturity -- $1,000,051; (Fully collateralized
                    by U.S. Treasury Note, 6.000% due 9/30/02;
                    Market value -- $1,020,434)............................................       $ 1,000,000
       929,000    UBS PaineWebber Inc., 1.870% due 3/1/02;
                    Proceeds at maturity -- $929,048; (Fully collateralized
                    by U.S. Treasury Bond, 9.000% due 11/15/18;
                    Market value -- $947,800)..............................................           929,000
                                                                                                  -----------
                  TOTAL REPURCHASE AGREEMENTS (cost -- $1,929,000).........................         1,929,000
                                                                                                  -----------

                  TOTAL INVESTMENTS -- 100.0% (Cost -- $71,193,433**)......................       $72,760,799
                                                                                                  ===========

----------------
   (a) Principal denominated in U.S. dollars unless otherwise indicated.
   (b) Income accrual discontinued.
   (c) Security is currently in default.
   (d) Non-income producing security.
     * Rate shown reflects rate in effect at February 28, 2002 on instrument with variable rates or step coupon rates.
    ** Aggregate cost for federal income tax purposes is substantially the same.
     + Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.
     # Security is exempt from registration under Rule 144A of the Securities
       Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

   Abbreviations used in this statement:
   ARS      - Argentina Peso.
   C Bond   - Capitalization Bond.
   COP      - Colombian Peso.
   DCB      - Debt Conversion Bond.
   DISC     - Discount Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   FRN      - Floating Rate Note.
   IAB      - Interest Arrears Bond.
   IRB      - Interest Arrears Bond.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.

                                See accompanying notes to financial statements.

                                                                                                       PAGE 9

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Statement of Assets and Liabilities (unaudited)
February 28, 2002

ASSETS
  Investments, at value (cost -- $71,193,433)........................................    $72,760,799
  Cash...............................................................................            633
  Cash in foreign currency, at value (Cost -- $27,622)...............................         13,205
  Receivable for securities sold.....................................................      8,494,592
  Interest receivable................................................................      1,663,633
  Prepaid expenses...................................................................         17,100
                                                                                         -----------
  Total Assets.......................................................................     82,949,962
                                                                                         -----------

LIABILITIES

  Loan payable (Note 4)..............................................................     20,000,000
  Payable for securities purchased...................................................      6,003,455
  Loan interest payable..............................................................         96,235
  Management fee payable (Note 2)....................................................        120,826
  Advisory fee payable (Note 2)......................................................         20,941
  Accrued expenses...................................................................        177,966
                                                                                         -----------
  Total Liabilities..................................................................     26,419,423
                                                                                         -----------
  Net Assets.........................................................................    $56,530,539
                                                                                         ===========
NET ASSETS
  Common Stock ($0.001 par value, authorized
    100,000,000; 4,058,023 shares outstanding).......................................        $ 4,058
  Additional paid-in capital.........................................................     56,165,411
  Undistributed net investment income................................................        541,647
  Accumulated net realized loss on investments.......................................     (1,733,526)
  Net unrealized appreciation on investments and foreign currency....................      1,552,949
                                                                                         -----------
  Net Assets.........................................................................    $56,530,539
                                                                                         ===========

NET ASSET VALUE PER SHARE ($56,530,539 / 4,058,023 shares)...........................         $13.93
                                                                                              ======

                       See accompanying notes to financial statements.


PAGE 10

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Statement of Operations (unaudited)
For the Six Months Ended February 28, 2002

INCOME
  Interest (includes discount accretion of $785,997).................................     $ 4,354,364

EXPENSES
  Interest on loan...................................................................         432,089
  Management fee.....................................................................         177,939
  Advisory fee.......................................................................         127,099
  Shareholder communications.........................................................          32,342
  Custodian..........................................................................          30,718
  Audit and tax services.............................................................          25,831
  Directors' fees and expenses.......................................................          16,109
  Legal..............................................................................           9,195
  Listing fees.......................................................................           7,541
  Transfer agent expenses............................................................           7,059
  Other.............................................................................           15,232
                                                                                          -----------
Total Expenses.......................................................................         881,154
                                                                                          -----------
Net Investment Income................................................................       3,473,210
                                                                                          -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net Realized Loss on:
    Investments......................................................................        (153,984)
    Foreign currency transactions....................................................          (1,195)
                                                                                          -----------
  Net Realized Loss .................................................................        (155,179)
                                                                                          -----------

  Change in Net Unrealized Appreciation (Depreciation) on:
    Investments......................................................................       4,171,622
    Foreign currency contracts and other assets and liabilities
      denominated in foreign currencies..............................................         (14,483)
                                                                                          -----------
    Decrease in Net Unrealized Depreciation..........................................       4,157,139
                                                                                          -----------
Net Gain on Investments and Foreign Currency Transactions                                   4,001,960
                                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................................     $ 7,475,170
                                                                                          ===========


                         See accompanying notes to financial statements.
                                                                                              PAGE 11

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Statement of Changes in Net Assets
For the Six Months Ended February 28, 2002 (unaudited) and the Year Ended August 31, 2001

                                                                       FEBRUARY 28         AUGUST 31
------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income.............................................    $ 3,473,210       $ 6,701,396
  Net realized gain (loss)..........................................       (155,179)        2,225,887
  (Increase) decrease in net unrealized depreciation................      4,157,139        (6,675,414)
                                                                        -----------       -----------
  Increase in Net Assets From Operations............................      7,475,170         2,251,869
                                                                        -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................     (3,338,668)       (6,647,346)
                                                                        -----------       -----------
  Decrease in Net Assets From
    Distributions to Shareholders...................................     (3,338,668)       (6,647,346)
                                                                        -----------       -----------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares issued in reinvestment of dividends
    (15,135 and 22,128 shares issued)...............................        185,247           291,491
                                                                        -----------       -----------
Total Increase (Decrease) in Net Assets.............................      4,321,749        (4,103,986)
                                                                        -----------       -----------

NET ASSETS
  Beginning of period...............................................     52,208,790        56,312,776
                                                                        -----------       -----------
  End of period (includes undistributed net investment income of
    $541,647 and $407,105, respectively)............................    $56,530,539       $52,208,790
                                                                        ===========       ===========


Statement of Cash Flows (unaudited)
For the Six Months Ended February 28, 2002

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Purchases of long-term portfolio investments.......................................    $(53,597,335)
  Proceeds from disposition of long-term portfolio investments and principal paydowns      55,879,266
  Net purchases of short-term investments............................................      (1,378,549)
                                                                                         ------------
                                                                                              903,382

  Net investment income..............................................................       3,473,210
  Adjustments to reconcile net investment income to net cash provided by operating activities:
  Accretion of discount on investments...............................................        (785,997)
  Net change in receivables/payables related to operations...........................        (237,435)
                                                                                         ------------
  Net Cash Provided by Operating Activities..........................................       3,353,160
                                                                                         ------------

CASH FLOWS USED BY FINANCING ACTIVITIES:
  Proceeds from shares issued in reinvestment of dividends...........................         185,247
  Cash distributions paid............................................................      (3,338,668)
                                                                                         ------------
  Net Cash Used by Financing Activities..............................................      (3,153,421)
                                                                                         ------------

Net Decrease in Cash.................................................................         199,739
Payable to Bank  at Beginning of Period..............................................        (185,901)
                                                                                         ------------
Cash at End of Period................................................................    $     13,838
                                                                                         ============

                          See accompanying notes to financial statements.
PAGE 12

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Notes to Financial Statements (unaudited)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund invests primarily in U.S. dollar denominated debt securities of government and government related issuers located in emerging market countries, and of entities organized to restructure the outstanding debt of these issuers.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (A) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (C) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (D) FEDERAL INCOME TAXES. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (E) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (F) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (G) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

     (H) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

     expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

     (I) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended February 28, 2002, the Fund paid interest expense of $371,696.

2.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

     The Fund has entered into a management agreement with Salomon Brothers Asset Management Inc (the "Investment Manager"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Investment Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

     The Fund has also entered into an investment advisory agreement with PIMCO Advisors, Division of Allianz Dresdner Asset Management of America L.P. (the "Investment Adviser") to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets.

     At February 28, 2002, the Investment Manager owned 5,562 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

3.   PORTFOLIO ACTIVITY AND TAX INFORMATION

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended February 28, 2002 aggregated $56,671,917 and $47,501,960 respectively. The federal income tax cost basis of the Fund's investments at February 28, 2002 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $1,767,713 and $200,347, respectively, resulting in a net unrealized depreciation on investments of $1,567,366.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

4.   LOAN

     The Fund had outstanding a $20,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital LLC which matured on November 20, 2001.

     At February 28, 2002 the Fund had outstanding a $20,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc. acts as administrative agent. The agreement between the Fund and CXC Inc. commenced on November 20, 2001. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

5.   LOAN PARTICIPATIONS/ASSIGNMENTS

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at February 28, 2002 was $3,655,118.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

6.   "WHEN AND IF" ISSUED BONDS

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

7.   CREDIT AND MARKET RISK

     The yields of emerging market debt obligations reflect, among other things, credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Notes to Financial Statements (unaudited) (concluded)


7.   CREDIT AND MARKET RISK (CONCLUDED)

effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At February 28, 2002, the Fund has a concentration risk in sovereign debt of emerging market countries.

     The net asset value and/or market value per share of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

8.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of August 31, 2001, the Fund has no outstanding forward contracts.

     A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

9.   DIVIDEND SUBSEQUENT TO FEBRUARY 28, 2002

     On January 24, 2002, the Board of Directors of the Fund declared a dividend of $0.4125 per share, from net investment income, payable on March 22, 2002 to shareholders of record March 12, 2002.

10.  CAPITAL LOSS CARRYFORWARD

     At August 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $1,164,000, available to offset future capital gains through August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Financial Highlights

Selected data per share of common stock outstanding throughout each period:

                                                   PERIOD ENDED
                                                   FEBRUARY 28,                      YEAR ENDED AUGUST 31,
                                                       2002            --------------------------------------------------
                                                    (UNAUDITED)        2001           2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ..........        $12.91         $14.01         $11.16         $ 7.83         $21.89
                                                       ------         ------         ------         ------         ------
Income (Loss) From Operations:
  Net investment income .......................          0.87           1.68           1.72           1.88           2.02
  Net realized and unrealized gain (loss) .....          0.98          (1.13)          2.78           3.83         (10.84)
                                                       ------         ------         ------         ------         ------
Total Income (Loss) From Operations ...........          1.85           0.55           4.50           5.71          (8.82)
                                                       ------         ------         ------         ------         ------
Less Distributions From:
   Net investment income ......................         (0.83)         (1.65)         (1.65)         (2.41)         (2.03)
   Net realized capital gains .................            --             --             --             --          (2.98)
   Capital ....................................            --             --             --          (0.02)            --
Distributions in excess of net realized
   capital gains ..............................            --             --             --             --          (0.23)
                                                       ------         ------         ------         ------         ------
Total Distributions ...........................        (0.83)          (1.65)         (1.65)         (2.43)         (5.24)
                                                       ------         ------         ------         ------         ------
Increase in Net Asset Value Due to Shares
   Issued on Reinvestment of Dividends ........            --             --             --           0.05             --
                                                       ------         ------         ------         ------         ------
Net Increase (Decrease) in Net Asset Value ....          1.02          (1.10)          2.85           3.33         (14.06)
                                                       ------         ------         ------         ------         ------
Net Asset Value, End of Period ................        $13.93         $12.91         $14.01         $11.16         $ 7.83
                                                       ======         ======         ======         ======         ======
Per Share Market Value, End of Period .........        $14.97         $13.15       $13.9375         $12.50         $ 9.50
                                                       ======         ======       ========         ======         ======
Total Return Based on Market
   Price Per Share (a) ........................         21.64%         7.14%         27.51%         62.97%        -35.00%
Ratios to Average Net Assets:
   Total expenses, including
     interest expense .........................         3.45%(b)       4.76%          5.00%          5.03%          3.79%
   Total expenses, excluding
     interest expense (operating
     expenses) ................................         1.76%(b)       1.71%          1.73%          1.85%          1.73%
   Net investment income ......................        13.58%(b)      12.87%         13.33%         18.13%         11.56%
Supplemental Data:
   Net assets, end of period ..................   $56,530,539    $52,208,790    $56,312,776    $44,376,592    $29,522,593
   Portfolio turnover rate ....................           71%           195%           136%            87%           141%
   Loan outstanding, end of period ............   $20,000,000    $20,000,000    $20,000,000    $20,000,000    $20,000,000
   Weighted average loan ......................   $20,000,000    $20,000,000    $20,000,000    $20,000,000    $20,000,000
   Weighted average interest rate on loans ....         4.32%          7.94%          8.26%          6.48%          6.44%

------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(b) Annualized.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund Inc (the "Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Directors                                                 The Emerging Markets Income Fund Inc

CHARLES F. BARBER, Emeritus Director                            125 Broad Street
      Consultant; formerly Chairman,                            10th Floor, MF-2
      ASARCO Inc.                                               New York, New York 10004
                                                                Telephone 1-888-777-0102
LESLIE H. GELB
      President, The Council                              INVESTMENT MANAGER
      on Foreign Relations                                      Salomon Brothers Asset Management Inc
                                                                388 Greenwich Street
HEATH B. MCLENDON                                               New York, New York 10013
      Co-Chairman of the Board;
      Managing Director, Salomon                          INVESTMENT ADVISER
      Smith Barney Inc.                                         PIMCO Advisors, Division of Allianz Dresdner
      President and Director, Smith Barney Fund                 Asset Management of America L.P.
      Management LLC and Travelers                              800 Newport Center Drive
      Investment Advisers, Inc.                                 Newport Beach, California 92660

RIORDAN ROETT                                             CUSTODIAN
      Professor and Director,                                   Brown Brothers Harriman & Co.
      Latin American Studies Program,                           40 Water Street
      Paul H. Nitze School of Advanced                          Boston, Massachusetts 02109
      International Studies,
      Johns Hopkins University                            DIVIDEND DISBURSING AND TRANSFER AGENT
                                                                American Stock Transfer & Trust Company
JESWALD W. SALACUSE                                             40 Wall Street
      Henry J. Braker Professor of                              New York, New York 10005
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy              INDEPENDENT ACCOUNTANTS
      Tufts University                                          PricewaterhouseCoopers LLP
                                                                1177 Avenue of the Americas
STEPHEN J. TREADWAY                                             New York, New York 10036
      Co-Chairman of the Board;
      Managing Director, Allianz Dresdner Asset           LEGAL COUNSEL
      Management of America L.P.                                Simpson Thacher & Bartlett
      Managing Director and                                     425 Lexington Avenue
      Chief Executive Officer,                                  New York, New York 10017
      PIMCO Funds Distributors LLC
                                                          NEW YORK STOCK EXCHANGE SYMBOL
Officers                                                        EMD

HEATH B. MCLENDON
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      Co-Chairman of the Board

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

NEWTON SCHOTT
      Executive Vice President

PETER J. WILBY
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


                                FIRST-CLASS MAIL
                                  U.S. POSTAGE
                                      PAID
                                  BROOKLYN, NY
                                 PERMIT No. 1726


EMDSEMI 2/02


                 The Emerging Markets
                 Income Fund Inc

                 Semi-Annual Report

                 FEBRUARY 28, 2002



-----------------------------------------------------
                 The Emerging Markets Income Fund Inc
                 -----------------------------------------------------